Dear Shareholder,

We are pleased to report on the performance of your investment in the Treasurers' Government Money Market Fund for the year ended September 30, 1997. During the year the Fund provided competitive money market returns with maximum safety and liquidity. While the assets have not grown we remain optimistic that institutional investors will discover the benefits of utilizing the Fund to meet cash management goals.
Short-term interest rates remained at historically low levels throughout 1997. In this low rate environment, available money market yields continued to be relatively modest.
Although past performance is no guarantee of future results the table below presents the Fund's 7 day average yields at the end of the year.

                                  7 Day Average Yields (9/30/97)

                                          Current   Compound
Treasurers' Government Money Market Fund   5.14%      5.27%

Thank you for choosing the Treasurers' Government Money Market Fund. We look forward to the continued opportunity to meet your investment needs.



James A. Casselberry, Jr.
President

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997

ASSETS:
Investment securities, at acquisition cost
and value (Note2)                                     $ 111,194
Interest receivable                                          16
Prepaid organizational expenses, net (Note 3             10,684
Total assets                                            121,894
LIABILITES:
Payable to related party (Note 3)                        10,684
Total liabilities                                        10,684
Net assets                                            $ 111,210
Net assets consist of capital shares                  $ 111,210
Shares of beneficial interest outstanding
 (Unlimited number of shares authorized, no par value)  111,210
Net asset value, redemption price and
offering price per share (Note 2)                        $ 1.00


PORTFOLIO OF INVESTMENTS
September 30, 1997

 Face                                                                   Market
Amount    Repurchase Agreement (1)   -  100%                            Value
$111,194  Repurchase Agreement  - Fifth Third Bank,5.10%,
          dated 9/30/97, due 10/1/97, repurchase proceeds $111,210     $111,194
          Total Investment Securities                                  $111,194

(1) Repurchase agreement is fully collateralized by U.S. Government obligations

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1997

INVESTMENT INCOME:
Interest Income                                         $ 6,315
EXPENSES:  (Note 3)
Management fees                                             301
Administration fees                                          20
Transfer agent fees                                         106
Portfolio accounting and pricing                          9,379
Professional fees                                        11,809
Insurance expense                                         3,000
Trustees fees and expenses                                8,236
Registration fees                                           108
Amortization of organization expenses                     4,700
   Total Expenses                                        37,659
Less fees waived and expenses reimbursed
by the Manager                                          (37,659)
   Net Expense                                                0
Net investment income and increase
in net assets from operations                           $ 6,315


STATEMENTS OF CHANGES IN NET ASSETS

                                                       Year       Year
                                                       Ended      Ended
                                                      9/30/97    9/30/96
OPERATIONS, DIVIDENTS & CAPITAL SHARE ACTIVITY:
Net investment income                                $ 6,315    $ 6,183
Dividends to shareholders from investment income      (6,315)    (6,183)
Proceeds from shares sold                                  0    100,318
Shares issued in reinvestment of dividends             6,315      6,183
Less payments for shares redeemed                    (26,606)   (75,000)
TOTAL (DECREASE)INCREASE IN NET ASSETS               (20,291)    31,501
NET ASSETS:
Beginning of period (Note 1)                         131,501    100,000
End of period                                       $111,210   $131,501

See accompanying Notes to Financial Statements.

Financial Highlights

                                                               Year      Year
                                                               Ended     Ended
                                                              9/30/97   9/30/96
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHTOUT THE PERIOD
Net asset value at beginning of period                         $1.000    $1.000
Net investment income                                            .051      .052
Distributions from net investment income                        (.051)    (.052)
Net asset value at end of period                               $1.000    $1.000
Total Return                                                    5.06%     5.27%
Net assets at end of period                                   $111,210  $131,501
RATIOS
Net of expenses waived or absorbed by manager (Annualized) (Note 3)
Ratio of net expenses to average net assets                     0.00%     0.00%
Ratio of net investment income to average net assets            5.06%     5.25%
Assuming no fee waivers or expense absorption (Annualized) (Note 3)
Ratio of expenses to average net assets                        30.19%    14.42%
Ratio of net investment income to average net assets          (25.13%)   (9.17%)






See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1997

(1)	Organization
The Millennium Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company established as a Massachusetts business trust under a Declaration of Trust dated August 19, 1994. The Trust has established one fund series, the Treasurers' Government Money Market Fund (the "Fund"). The Trust was capitalized on January 17, 1995, when 100,000 shares of the Fund were issued at $1.00 per share to Janis S. England, chairman and controlling member of Millennium Financial LLC, the Fund's investment manager. The Fund was effectively in operation for all of 1996 since it commenced operations on October 2, 1995. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares; accordingly no financial statement information is presented for the period prior to fiscal 1996. The Fund's investment objective is to seek high current income, consistent with protection of capital.
(2)	Significant Accounting Policies
The following is a summary of the Fund's significant accounting policies:
Security valuation - Securities are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share.
Repurchase agreements - Repurchase agreements which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, at the Federal Reserve Bank of Cleveland. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would equal the face amount of the repurchase agreement(s) and accrued interest, net of any proceeds received in liquidation of the underlying securities. To minimize the possibility of loss, the Fund enters into repurchase agreements only with institutions deemed to be creditworthy.
Security transactions - Investment transactions are accounted for on
the trade date.   Securities sold are valued on a specific
identification basis.
Fund share valuation, investment income and distributions to shareholders - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Interest
income is accrued as earned.   Distributions from net investment
income are declared daily and paid on or about the first business day of each month.
Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to
regulated investment companies.   As provided therein, in any fiscal
year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.
(3)	Transactions with Affiliates
The President of the Trust is the chairman and controlling shareholder of Trias Capital Management, Inc. ("Trias"), the Trust's investment manager. The Treasurer of the Trust is the chairman and controlling member of Millennium Financial LLC ("MFL"), the Trust's administrator, and Millennium Capital LLC ("MCL"), the Trust's principal underwriter.
Investment Management Agreement - The Fund's investments are managed by Trias pursuant to the terms of a management agreement effective June 1, 1997. Under the terms of the management agreement, the Fund pays Trias a fee, which is computed and accrued daily and paid monthly at the annual rate of .20% of its average daily net assets. Since June 1, 1997, Trias voluntarily waived its advisory fees and absorbed all Fund expenses.
Prior to June 1, 1997 the Fund's investments were managed by MFL.
The Fund paid MFL a fee, at the annual rate of .25% of its average daily net assets. Under a subadvisory agreement, MFL retained Countrywide Investments, Inc. (the "Sub-Adviser") to manage the Fund's investments and provide fund accounting services. MFL paid the Sub-Adviser a fee equal to an annual rate of .12% of the Fund's average daily net assets. In order to reduce the operating expenses of the Fund, MFL voluntarily waived its advisory fees and MFL absorbed all other Fund expenses.
Administration Agreement - The Fund's business affairs are managed by MFL pursuant to the terms of an administration agreement effective June 1, 1997. Under the terms of the administration agreement, the Fund pays MFL a fee, which is computed and accrued daily and paid monthly at the annual rate of .05% of its average daily net assets. In order to reduce the operating expenses of the Fund, MFL voluntarily waived its administration fee.
Transfer Agent and Shareholder Service Agreement - MFL served as transfer agent and shareholder service agent for a fee at the annual rate of .10% of the Fund's average daily net assets. MFL voluntarily waived its transfer agent fees. Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and Countrywide Fund Services, Inc. ("CFS"), CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, beginning fiscal 1998, CFS will receive a monthly fee at an annual rate of $20 per shareholder account, subject to a minimum monthly fee not to exceed $1,500. In addition the Fund will pay out-of-pocket expenses including, but not limited to, postage and supplies.
Accounting Services Agreement - Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the books and records of the Fund. For these services, CFS will receive a monthly fee, based on current assets levels, of $1,000 per month beginning fiscal 1998.
Prepaid Organizational Expenses - Expenses paid by MFL amounting to $23,500, were incurred in connection with the organization of the Trust and the initial offering of shares. Such organizational expenses are capitalized and amortized on a straight-line basis over five years. As of January 17, 1995, all outstanding shares of the Fund were held by the chairman and controlling member of MFL, who purchased these initial shares in order to provide the Trust with its required capital. In the event any of the initial shares of the Fund are redeemed by the chairman and controlling member of MFL or by any subsequent owner at any time prior to the complete amortization of organizational expenses, the redemption proceeds payable with respect to such shares will be reduced by the pro rata share of the unamortized deferred organizational expenses as of the date of such redemption.

Report of Independent Public Accountants



To the Shareholders and Board of Trustees of the Treasurers' Government Money Market Fund of Millennium Income Trust:


We have audited the accompanying financial statements of the Treasurers' Government Money Market Fund of Millennium Income Trust ( a Massachusetts business trust), including the portfolio of investments as of September 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasurers' Government Money Market Fund of the Millennium Income Trust as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


Arthur Andersen LLP



Cincinnati, Ohio,
November 26, 1997